As filed with the Securities and Exchange Commission
                            on November 16, 1998

                                           Registration No. 34-__________
   ======================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                ____________

                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                      NORTHWESTERN CAPITAL FINANCING I
           (Exact Name of Registrant as Specified in its Charter)

                Delaware                          Applied For
        (State of Incorporation                 (I.R.S. Employer
            or Organization)                 Identification Number)

   c/o  NorthWestern Corporation
        125 S. Dakota Avenue,
        Suite 1100
        Sioux Falls, South Dakota                    57104
        (Address of principal                      (Zip Code)
        executive offices)

   If this Form relates to the        If this Form relates to the
   registration of a class of debt    registration of a class of debt
   securities and is effective upon   securities and is to become
   filing pursuant to General         effective simultaneously with the
   Instruction A(c)(1) please check   effectiveness of a concurrent
   the following box.  /_/            registration statement under the
                                      Securities Act of 1933 pursuant to
                                      General Instruction A(c)(2) please
                                      check the following box.   /_/

   SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


          Title of Each Class            Name of Each Exchange on Which
          to be so Registered            Each Class is to be Registered
          -------------------            ------------------------------

   NorthWestern Capital Financing I     The New York Stock Exchange, Inc.
   7.20% Trust Preferred Capital
   Securities (and the Guarantee by
   NorthWestern Corporation with
   respect thereto).

   SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                    None.
                              (Title of Class)

   ======================================================================

               INFORMATION REQUIRED IN REGISTRATION STATEMENT


   ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                The securities to be registered hereby are 7.20% Trust Preferred Capital Securities (the "Preferred Securities"), of NorthWestern Capital Financing I ("NorthWestern Capital"), a Delaware business trust. The Preferred Securities represent undivided beneficial interests in the assets of NorthWestern Capital and are guaranteed by NorthWestern Corporation ("NorthWestern"), a Delaware corporation, to the extent set forth in the form of the Preferred Securities Guarantee Agreement by NorthWestern to the Wilmington Trust Company, as Preferred Guarantee Trustee (the "Guarantee"). The Guarantee is incorporated by reference to Exhibit 4(b)(18) to the Registration Statement on Form S-3 (the "Registration Statement") of NorthWestern Capital and NorthWestern (Registration No. 333-58491) filed with the Securities and Exchange Commission on July 2, 1998.
   The particular terms of the Preferred Securities and the Guarantee are described in the Prospectus and Prospectus Supplement which form a part of the Registration Statement. The Prospectus, the Prospectus Supplement and the form of Guarantee are incorporated by reference herein as set forth in Item 2 below.

   ITEM 2.  EXHIBITS

        1(a) The Prospectus and the        Filed as part of the Registration
             Prospectus Supplement.        Statement of NorthWestern and
                                           NorthWestern Capital (Reg.
                                           No. 333-58491).

        4(a) Certificate of Trust of       Incorporated herein by reference to
             NorthWestern Capital          Exhibit 4(b)(11) to the Registra-
             Financing I                   tion Statement of NorthWestern and
                                           NorthWestern Capital filed on Form
                                           S-3, as filed with the Securities
                                           and Exchange Commission on July 2,
                                           1998, Registration No. 333-58491.

        4(b) Declaration of Trust          Incorporated herein by reference to
             NorthWestern Capital          Exhibit 4(b)(14) to the Registra-
             Financing I                   tion Statement of NorthWestern and
                                           NorthWestern Capital filed on  Form
                                           S-3, as filed with the Securities
                                           and Exchange Commission on July 2,
                                           1998, Registration No. 333-58491.

        4(c) Form of Amended and           Incorporated herein by reference to
             Restated Declaration of       Exhibit 4(b)(17) to the Registra-
             Trust NorthWestern Capital    tion Statement of NorthWestern and
             Financing I                   NorthWestern Capital filed on Form
                                           S-3, as filed with the Securities
                                           and Exchange Commission on July 2,
                                           1998, Registration No. 333-58491.

        4(d) Subordinated Debt             Incorporated herein by reference to
             Securities Indenture dated    Exhibit 4(f) of Form 8-K dated
             August 1, 1995 between        August 30, 1995, Commission File
             NorthWestern and The Chase    No. 0-692.
             Manhattan Bank

        4(e) First Supplemental            Incorporated herein by reference to
             Indenture to Subordinated     Exhibit 4(g) of Form 8-K dated
             Debt Securities Indenture     August 30, 1995, Commission File
             dated August 1, 1995          No. 0-692.

        4(f) Form of Subordinated Debt     Incorporated herein by reference to
             Security (contained in        Exhibit 4(g) of Form 8-K dated
             First Supplemental Inden-     August 30, 1995, Commission File
             ture)                         No. 0-692.

        4(g) Form of Guarantee Agreement   Incorporated herein by reference to
             with respect to the           Exhibit 4(b)(18) to the Registra-
             Preferred Securities          tion Statement of NorthWestern and
                                           NorthWestern Capital filed on Form
                                           S-3, as filed with the Securities
                                           and Exchange Commission on July 2,
                                           1998, Registration No. 333-58491.

        4(h) Form of Preferred Security    Incorporated herein by reference to
             (contained in the form of     Exhibit 4(b)(17) to the Registra-
             Amended and Restated          tion Statement of NorthWestern and
             Declaration of Trust of       NorthWestern Capital filed on Form
             NorthWestern Capital          S-3, as filed with the Securities
                                           and Exchange Commission on July 2,
                                           1998, Registration No. 333-58491.

                                  SIGNATURE
                                  ---------

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, each of the Registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      NORTHWESTERN CAPITAL FINANCING I
                                           (Registrant)


                                      By:  NorthWestern Corporation,
                                           as Sponsor


                                           By:  /s/ Daniel K. Newell
                                              ---------------------------
                                                Daniel K. Newell,
                                                Vice-President Finance
                                                and Chief Financial
                                                Officer


                                      NORTHWESTERN CORPORATION
                                           (Registrant)


                                      By:  /s/ Daniel K. Newell
                                         --------------------------------
                                           Daniel K. Newell,
                                           Vice-President Finance and
                                           Chief Financial Officer

                                EXHIBIT INDEX
                                -------------

   1(a) The Prospectus and the Prospectus Supplement filed as part of the Registration Statement of NorthWestern and NorthWestern Capital (Reg. No. 333-58491).

   4(a) Certificate of Trust of NorthWestern Capital Financing I incorporated herein by reference to Exhibit 4(b)(11) to the Registration Statement of NorthWestern and NorthWestern Capital filed on Form S-3, as filed with the Securities and Exchange Commission on July 2, 1998, Registration No. 333-58491.

   4(b) Declaration of Trust NorthWestern Capital Financing I incorporated herein by reference to Exhibit 4(b)(14) to the Registration Statement of NorthWestern and NorthWestern Capital filed on Form S-3, as filed with the Securities and Exchange Commission on July 2, 1998, Registration No. 333-58491.

   4(c) Form of Amended and Restated Declaration of Trust NorthWestern
        Capital Financing I incorporated herein by reference to Exhibit 4(b)(17) to the Registration Statement of NorthWestern and NorthWestern Capital filed on Form S-3, as filed with the Securities and Exchange Commission on July 2, 1998, Registration No. 333-58491.

   4(d) Subordinated Debt Securities Indenture dated August 1, 1995 between NorthWestern and The Chase Manhattan Bank incorporated herein by reference to Exhibit 4(f) of Form 8-K dated August 30, 1995, Commission File No. 0-692.

   4(e) First Supplemental Indenture to Subordinated Debt Securities
        Indenture dated August 1, 1995 incorporated herein by reference to Exhibit 4(g) of Form 8-K dated August 30, 1995, Commission File No. 0-692.

   4(f) Form of Subordinated Debt Security (contained in First
        Supplemental Indenture) incorporated herein by reference to
        Exhibit 4(g) of Form 8-K dated August 30, 1995, Commission File
        No. 0-692.

   4(g) Form of Guarantee Agreement with respect to the Preferred
        Securities incorporated herein by reference to Exhibit 4(b)(18) to the Registration Statement of NorthWestern and NorthWestern Capital filed on Form S-3, as filed with the Securities and Exchange Commission on July 2, 1998, Registration No. 333-58491.

   4(h) Form of Preferred Security (contained in the Form of Amended and
        Restated Declaration of Trust of NorthWestern Capital incorporated herein by reference to Exhibit 4(b)(17) to the Registration Statement of NorthWestern and NorthWestern Capital filed on Form S-3, as filed with the Securities and Exchange Commission on July 2, 1998, Registration No. 333-58491.